Subsequent Events	3 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
18 — Subsequent Events

In April 2022, Hagerty acquired Speed Digital LLC ("Speed Digital") for a purchase price of $15.0 million. Speed Digital was previously wholly owned indirectly by Robert Kauffman, a director on Hagerty's Board, who received 100% of the proceeds of the purchase price. Speed Digital operates a software as a service ("SaaS") business primarily serving collector car dealers and auction houses, and an advertising and content syndication platform, which includes Motorious.com. The Company acquired Speed Digital to enhance the Hagerty Marketplace business to establish relationships with their dealer partners and facilitate growth in Hagerty Marketplace products; augment the Company's automotive intelligence data; and allow Motorious.com to drive audience engagement, content distribution, and advertising revenues.

In April 2022, pursuant to the 2021 Equity Incentive Plan, the Company granted 3,101,067 Restricted Stock Units with a fair value of $10.79 per share. The awards will be settled in shares of Class A Common Stock and as a result, will be classified as equity-based awards in accordance with ASC Topic 718, Compensation-Stock Compensation. The awards are service-based and will be recognized as compensation expense over the required future service period of each award. The Company will account for forfeitures of awards granted as they occur.

In April 2022, pursuant to the 2021 Equity Incentive Plan, the Company also granted a Market Condition Performance Award of up to 3,707,136 shares to the Company's CEO. The award had a grant date fair value of approximately $19.2 million using a Monte Carlo simulation model. Shares under this market-based award will be earned based on achievement of stock price targets of the Company's Class A Common Stock. 25% of the shares can be earned when the stock price exceeds $20.00 per share for 60 consecutive days, 25% of the shares can be earned when the stock price exceeds $25.00 per share for 60 consecutive days and 50% of the shares can be earned when the stock price exceeds $30.00 per share for 60 consecutive days. These market-based conditions must be met in order for these stock awards to vest, and it is therefore possible that no shares could ultimately vest. Shares earned will vest over the earlier of three years after achievement of the stock price measure or the end of the seven-year performance period. The Company will recognize compensation expense for this award regardless of whether such conditions are met. The fair value will be expensed over the requisite service period.